**SMC GLOBAL SECURITIES LIMITED AND ITS SUBSIDIARIES**

| Provisional IFRS/Ind AS statement of financial position | Amount in Rs. | Amount in $ |
|---|---|---|
| | **As at 30-Sep-2018** | |
| **Assets** | | |
| **Financial assets** | | |
| Cash and cash equivalents | 1,053,528,191 | 15,124,426 |
| Other bank balance | 4,218,021,209 | 60,553,814 |
| Receivables | | |
| Trade receivables | 3,947,022,793 | 56,663,365 |
| Other Receivable | 475,756,613 | 6,829,951 |
| Loans | 5,774,962,412 | 82,905,225 |
| Investments | 1,114,432,332 | 15,998,764 |
| Other financial assets | 1,279,150,697 | 18,363,457 |
| **Non-financial assets** | | |
| Inventories | 157,146,812 | 2,255,996 |
| Current tax assets (net) | 183,128,892 | 2,628,994 |
| Deferred tax Assets (net) | 390,369,544 | 5,604,136 |
| Assets held for sale | 17,002,661 | 244,090 |
| Property, plant and equipment | 335,559,625 | 4,817,286 |
| Other intangible assets | 17,944,903 | 257,617 |
| Intangible work-in-progress | 1,000,000 | 14,356 |
| Other non-financial assets | 437,110,225 | 6,275,144 |
| **Total assets** | **19,402,136,909** | **278,536,621** |
| **Liabilities and equity** | | |
| **Liabilities** | | |
| **Financial liabilities** | | |
| Payables | | |
| Trade payables | | |
| Total outstanding dues of creditors other than microenterprises and small enterprises | 2,301,585,013 | 33,041,500 |
| Other payables | | |
| Total outstanding dues of creditors other than microenterprises and small enterprises | 49,547,457 | 711,302 |
| Borrowings | 5,670,948,427 | 81,412,003 |
| Deposits | 97,670,503 | 1,402,155 |
| Other financial liabilities | 4,639,003,592 | 66,597,427 |
| **Non-financial liabilities** | | |
| Current tax liabilities (net) | 10,677,878 | 153,291 |
| Provisions | 171,126,318 | 2,456,685 |
| Other non-financial liabilities | 94,682,309 | 1,359,257 |
| **Equity** | | |
| Equity share capital | 226,268,900 | 3,248,311 |
| Other equity | 6,124,612,874 | 87,924,799 |
| Non-controlling interest | 16,013,638 | 229,891 |
| **Total liabilities and equity** | 19,402,136,909 | 278,536,621 |

**SMC GLOBAL SECURITIES LIMITED AND ITS SUBSIDIARIES**

| **Provisional IFRS/Ind AS statement of comprehensive income** | Amount in Rs. | Amount in $ |
|---|---|---|
| | **For the six months ended September 30, 2018** | |
| **Revenue from operations** | | |
| Fee and commission income | 2,053,686,004 | 29,482,668 |
| Interest income | 734,473,855 | 10,544,089 |
| Dividend income | 5,616,033 | 80,624 |
| Net gain on proprietory trading | 748,881,837 | 10,750,930 |
| **Total revenue from operations** | **3,542,657,729** | **50,858,311** |
| Othe income | 31,742,239 | 455,691 |
| **Total income** | **3,574,399,968** | **51,314,002** |
| **Expenses** | | |
| Fee and commission expenses | 1,689,327,237 | 24,251,942 |
| Employee benefits expenses | 738,023,759 | 10,595,052 |
| Finance costs | 288,774,655 | 4,145,642 |
| Depreciation, amortization and impairment | 51,644,355 | 741,405 |
| Impairment on financial instruments | 11,049,125 | 158,621 |
| Others expenses | 464,593,942 | 6,669,700 |
| **Total expenses** | **3,243,413,073** | **46,562,362** |
| **Profit before share of profit/(loss) of joint venture and tax** | **330,986,895** | **4,751,640** |
| Share in profit/(loss) in associate and joint venture accounted using equity method of accounting | -2,838 | -41 |
| **Profit/(loss) before tax** | **330,984,057** | **4,751,599** |
| **Tax Expense:** | | |
| Current tax | 106,885,624 | 1,534,448 |
| Deferred tax | -7,023,940 | -100,836 |
| **Total tax expense** | 99,861,684 | 1,433,612 |
| **Profit/(loss) for the period** | 231,122,373 | 3,317,987 |
| **Other comprehensive income** | | |
| **items that will not be reclassified subsequently to profit or loss** | | |
| Remeasurement of the net defined benefit liability / asset | 4,746,146 | 68,136 |
| Tax effect of Items that will not be reclassified subsequently to profit and loss | -1,407,280 | -20,203 |
| **Items that will be reclassified subsequently to profit or loss** | | |
| Exchange difference on translation of foriegn operation | 24,047,709 | 345,228 |
| Fair value changes on investments | -15,483,299 | -222,278 |
| Tax effect of Items that will be reclassified subsequently to profit and loss | 2,646,293 | 37,990 |
| **Total other comprehensive income, net of tax** | 14,549,569 | 208,873 |
| **Total comprehensive income for the period (comprising profit (loss) and other comprehensive Income for the period)** | 245,671,942 | 3,526,860 |
| **Profit attributable to:** | | |
| Owners of the equity | 230,288,014 | 3,306,009 |
| Non controling interest | 834,359 | 11,978 |
| | 231,122,373 | 3,317,987 |
| **Total comprehensive income attributable to:** | | |
| Owners of the equity | 244,475,488 | 3,509,684 |
| Non controling interest | 1,196,417 | 17,176 |
| | 245,671,905 | 3,526,860 |